UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2014

Date of reporting period: July 31, 2014

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Reaves Utilities and Energy Infrastructure Fund

(formerly, Reaves Select Research Fund)

Annual Report	July 31, 2014

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-342-7058; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

SHAREHOLDERS’ LETTER

July 31, 2014

To the Shareholders of the Reaves Utilities and Energy Infrastructure Fund:

In the twelve months ended July 31, 2014, the Reaves Utilities and Energy Infrastructure Fund generated net-of-fee returns of 15.89% for the Institutional Class Shares and 15.58% for the Class A Shares. This compares to a 9.26% return for the S&P Utilities Sector Index and a 16.94% return for the S&P 500 Index. The Fund paid its 41st consecutive quarterly dividend in June.

We invest primarily in three sectors: utilities, energy and telecom. While the discussion below tends to focus on higher-level industry trends, we select investments on a bottom-up basis via a rigorous and independent research process. Our biggest investments tend to be in companies that have stable and growing cash flows, pay dividends and also have, we believe, the prospect for dividend growth. The following discussion includes sector performance estimates on a consolidated basis, gross of fees.

Portfolio Review

Electric, Gas and Water Utilities

The underlying utilities portfolio contributed a gross return of 9.86% to the total return in the year, slightly outperforming the S&P Utilities Sector Index return of 9.26% because of a lower weighting in merchant generators. Our largest return contributors were NiSource, ITC Holdings, and National Grid PLC.

There are several themes that drove our stock selections. First, we continued to have about 40% of the portfolio invested in regulated utilities. We try to invest in those that have the best combination of yield and growth and avoid those with unregulated merchant power exposure. The merchant power business’ profitability rests on improving power prices and demand fundamentals, which we do not expect even in the context of an economic recovery. Power prices tend to be a function of domestic natural gas prices which we expect will remain historically low.

Otherwise, we believe utility fundamentals are generally very healthy, especially for gas and water utilities. As consumers increasingly shift to low cost natural gas as an alternative for home heating and industrial usage, additional investments are required in distribution. Quality gas utilities earn a return on the equity that they invest in infrastructure; this return is regulated by regional authorities. Investment is also required in the U.S.’s water delivery and processing infrastructure, much of which was built over 50 years ago. This need for new investment is producing robust growth for our water utility investments.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

Year to date, 2014 has been a record year for electric utility sector M&A. In 2012 and 2013, the sector had only four deals announced per year. So far in 2014 there have already been five, two of which were announced in the second quarter. We believe that M&A will continue to be a driver of utility valuations. The higher consolidation pace is ultimately driven by a weakening outlook for electricity demand growth and higher potential costs. Very few pure play electrics are seeing material load increases. This is mostly due to efficiency gains in lighting and heating as well as increased adoption of residential rooftop solar. Thus, incremental maintenance and growth spending has increasingly resulted in higher rates on consumers, something utility commissions prefer to minimize. We believe that this dynamic is not lost on regulators and that they are likely to be friendly to deals especially if cost synergies can translate into a reduced need for customer rate increases.

While rising interest rates could be a headwind for some of our holdings if recent trends continue, we remind investors that utilities are not fixed income securities; they are equities. These businesses stand to prosper from an economic climate of growth and stability that would underpin a rise in rates. These conditions bode well for the prospect of rising earnings and dividend income. Historically, the impact of changes in interest rates has been most pronounced in the first few months or early stages of a trend change. After this initial adjustment period, company-specific fundamental factors such as earnings and dividend growth have tended to determine returns.

Energy

Fund holdings generated a positive return of 32.66% versus an 18.43% total return for the S&P 500 Select Energy Index. The difference was mostly due to our investments in energy infrastructure, companies with exposure to key North American oil shale basins and companies that provide services and drilling equipment to the energy industry. Williams Companies, Schlumberger, and Pioneer Natural Resources were the largest return contributors.

Global oil prices were supported by political instability in key producing regions of the Middle East over the past twelve months, a factor we do not see changing in the near term. High international oil prices not only support the value of our international upstream investments but spur increased upstream spending which can benefit our significant oil-service industry investments. Absent politically induced production reductions, we do not see much long-term price appreciation potential for either oil or natural gas prices. North American companies should be able to grow supply, which should lead to a period of price

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

stability and an environment in which those with dominant positions in the lowest cost shale basins can prosper at the expense of others. This environment should continue to be positive for infrastructure companies (many of which are now Master Limited Partnerships “MLP”s), although many are no longer attractively valued.

Telecommunications

The return from telecom sector holdings, broadly defined to include cable and tower companies as well as traditional wireline and wireless communications, was positive for the period. American Tower, Comcast, and Time Warner Cable were the largest contributors to return.

Cable equities performed well initially because of industry consolidation, and then because of broadband share gains in the consumer and small- and mid-sized business markets. Both Comcast and Charter announced positive video subscriber adds for the first quarter and Time Warner Cable noted that it added subscribers in the month of April as well. The positive results suggest that cable is doing a better job adapting to consumer demand for more flexible video products. Cable companies had been losing video subscribers to satellite and telecom fiber products for some time.

Tower company stocks were also key contributors to return, driven by secular growth and deal activity. The companies have been beneficiaries of aggressive capital spending by domestic and international wireless carriers. As wireless data usage grows, spending on upgraded tower equipment and increased density should remain elevated.

In domestic telecom, the competitive environment remains fierce. Price based competition has been acute and equity prices have tended to lag broader markets. Thus, we have tended to limit our exposure in the subsector.

Outlook

Our utility sector investments are increasingly focused in subsectors that have above-average organic growth characteristics. In particular, the outlook for natural gas utilities and companies involved in interstate power transmission remains very healthy. Many of these companies have robust growth potential driven by gas-related investments, such as liquid natural gas, or by the impact of renewables as a source of power generation. Also, many utilities have assets that can be dropped into or sold to more richly valued MLP structures. These companies should be able to raise their dividends to shareholders at a measured pace and continue to provide stability to the portfolio in the event of unforeseen volatility.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

Within the energy sector, our investments remain concentrated in subsectors we believe will benefit from investment required to develop new shale resources. While we do not see material upside for energy commodity prices, especially in the U.S. We do believe that companies with the ability to grow volumes and those investing in volume-related infrastructure will do well.

In telecommunications, we will continue investing in companies where we see value and potential for dividend growth. In the U.S., we continue to look at opportunities in cable, as broadband market-share gains should continue. Additionally, towers/chip/equipment companies are poised to benefit from increasing data usage and development of next-generation networks. We will also look for opportunities abroad as wireless and wireline data growth is a global phenomenon.

We remain committed to providing you with a portfolio of well-researched, high-quality companies in vital industries that have the ability to grow earnings and dividends while providing substantial defensive characteristics.

We appreciate the opportunity to serve you and look forward to your continued support.

Sincerely,

Ronald J. Sorenson	Tim Porter
CEO & Chief Investment Officer	Portfolio Manager

Performance data represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For performance current to the most recent month-end and after tax returns, please call 1.866.342.7058.

The above commentary represents management’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. This information should not be relied upon by the reader as research or investment advice regarding the Fund or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, narrowly focused investments typically exhibit higher volatility.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

There can be no assurance that the Fund will achieve its stated objective. Investments in securities of MLPs involve risk that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP. MLP common units and other equity securities can be affected by economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLP’s or the energy sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer. A company may reduce or eliminate its dividend, causing losses to the Fund.

Definition of the Comparative Indices

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500 Utilities Sector Index is a subset of the S&P 500 Index that contains those securities that fall under the utilities sector. This equity index does not have the telecommunications or energy equities that are contained in the Fund.

S&P 500 Select Energy Index is a subset of the S&P 500 Index that contains those securities that fall under the energy sector. The index includes companies that develop and produce crude oil and gas, provide drilling and other energy related services.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

Growth of a $1,000,000 Investment

	ANNUALIZED TOTAL RETURN FOR PERIODS ENDED JULY 31, 2014*
	1 Year Return	3 Year Return	5 Year Return	Annualized Inception to Date
Reaves Utilities and Energy Infrastructure Fund, Institutional Class	15.89%	13.32%	14.45%	8.34%
S&P 500 Index	16.94%	16.84%	16.79%	7.20%
S&P 500 Utilities Sector Index	9.26%	12.07%	11.95%	8.23%

*	Institutional Class Shares were offered beginning December 22, 2004.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

Growth of a $10,000 Investment

	ANNUALIZED TOTAL RETURN FOR PERIODS ENDED JULY 31, 2014*
	1 Year Return	3 Year Return	5 Year Return	Annualized Inception to Date
Reaves Utilities and Energy Infrastructure Fund, Class A (without load)	15.58%	13.07%	14.15%	7.64%
Reaves Utilities and Energy Infrastructure Fund, Class A (with load)**	10.13%	11.27%	13.03%	7.07%
S&P 500 Index	16.94%	16.84%	16.79%	7.64%
S&P 500 Utilities Sector Index	9.26%	12.07%	11.95%	8.05%

*	Class A Shares were offered beginning March 30, 2005.
**	The maximum sales load is 4.75%. For a description of front-end sales charges, please see the current prospectus.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

SECTOR WEIGHTINGS†: (Unaudited)

†	Percentages are based on total investments. More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

SCHEDULE OF INVESTMENTS COMMON STOCK — 98.7%
	Shares	Value
CONSUMER DISCRETIONARY — 6.6%
Comcast, Cl A	24,900	$1,337,877
Liberty Global, Cl A *	34,000	1,414,400
Time Warner Cable	14,000	2,031,400

		4,783,677

ELECTRIC UTILITIES — 18.1%
Duke Energy	28,000	2,019,640
ITC Holdings	65,000	2,346,500
NextEra Energy	30,000	2,816,700
NextEra Energy LP *	6,000	204,240
Northeast Utilities	62,840	2,758,676
TerraForm Power, Cl A *	2,000	61,500
Westar Energy, Cl A	80,000	2,883,200

		13,090,456

ENERGY — 25.9%
Cenovus Energy	61,000	1,872,700
Enbridge	54,400	2,664,512
Energen	17,000	1,387,710
FMC Technologies *	12,000	729,600
Hess	17,000	1,682,660
MarkWest Energy Partners LP (A)	22,000	1,535,600
Noble Energy	10,000	664,900

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

COMMON STOCK — continued
	Shares	Value
ENERGY — continued
Pioneer Natural Resources	11,000	$2,436,060
Schlumberger	20,300	2,200,317
Williams Companies	63,400	3,590,342

		18,764,401

FINANCIALS — 3.8%
American Tower, Cl A REIT	29,200	2,756,188

GAS — 6.1%
ONE Gas	34,000	1,224,000
South Jersey Industries	29,100	1,558,887
Southwest Gas	33,000	1,634,490

		4,417,377

INDUSTRIALS — 2.8%
KBR	10,200	210,732
Union Pacific	18,200	1,789,242

		1,999,974

INFORMATION TECHNOLOGY — 1.0%
First Solar *	12,000	757,320

MATERIALS — 1.8%
LyondellBasell Industries, Cl A	12,000	1,275,000

MULTI-UTILITIES — 18.0%
CMS Energy	72,000	2,082,960
DTE Energy	37,650	2,779,323
National Grid PLC ADR	35,000	2,512,650
NiSource	84,200	3,172,656
Sempra Energy	25,000	2,492,750

		13,040,339

TELECOMMUNICATION SERVICES — 8.1%
BCE	30,700	1,390,096
BT Group, Cl A	163,000	1,069,127
SBA Communications, Cl A *	11,000	1,176,230
Verizon Communications	45,000	2,268,900

		5,904,353

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

COMMON STOCK — concluded
	Shares	Value
WATER UTILITIES — 6.5%
American Water Works	65,300	$3,119,381
Aqua America	68,000	1,617,040

		4,736,421

TOTAL COMMON STOCK (Cost $58,734,677)		71,525,506

SHORT-TERM INVESTMENT(B) — 0.7%
SEI Daily Income Trust Treasury II Fund, Cl B, 0.010% (Cost $513,052)	513,052	513,052

TOTAL INVESTMENTS — 99.4% (Cost $59,247,729)		$72,038,558

Percentages are based on Net Assets of $72,463,100.
*	Non-income producing security.
(A)	Security considered Master Limited Partnership. At July 31, 2014, this security amounted to $1,535,600 or 2.1% of net assets.
(B)	The rate reported is the 7-day effective yield as of July 31, 2014.

ADR — American Depositary Receipt

Cl — Class

LP — Limited Partnership

PLC — Public Limited Company

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $59,247,729)	$72,038,558
Receivable for Investment Securities Sold	681,268
Dividends Receivable	216,994
Receivable for Capital Shares Sold	24,097
Prepaid Expenses	9,408

Total Assets	72,970,325

Liabilities:
Payable for Investment Securities Purchased	373,735
Payable due to Adviser	55,157
Payable due to Administrator	11,636
Chief Compliance Officer Fees Payable	2,738
Payable due to Trustees	2,612
Payable due to Distributor	1,705
Other Accrued Expenses	59,642

Total Liabilities	507,225

Net Assets	$72,463,100

Net Assets Consist of:
Paid-in-Capital	$54,776,601
Undistributed Net Investment Income	3
Accumulated Net Realized Gain on Investments	4,895,667
Net Unrealized Appreciation on Investments	12,790,829

Net Assets	$72,463,100

Net Asset Value, Offering and Redemption Price Per Share (unlimited authorization — no par value) Institutional Class Shares ($65,732,024 ÷ 5,755,593)	$11.42

Net Asset Value and Redemption Price Per Share (unlimited authorization — no par value) Class A Shares ($6,731,076 ÷ 588,856)	$11.43

Maximum Offering Price Per Share — Class A Shares ($11.43 ÷ 95.25%)	$12.00

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
FOR THE YEAR
ENDED JULY 31, 2014

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$1,850,822
Less: Foreign Taxes Withheld	(18,681)

Total Investment Income	1,832,141

Expenses:
Investment Advisory Fees	499,651
Administration Fees	137,000
Distribution Fees(1)	13,271
Trustees’ Fees	12,013
Chief Compliance Officer Fees	9,347
Transfer Agent Fees	86,786
Registration Fees	34,676
Legal Fees	33,000
Audit Fees	21,628
Printing Fees	19,001
Custodian Fees	7,454
Insurance and Other Expenses	10,749

Total Expenses	884,576

Less: Investment Advisory Fees Waived	(5,192)
Less: Fees Paid Indirectly(2)	(34)

Net Expenses	879,350

Net Investment Income	952,791

Net Realized Gain on Investments	6,427,367
Net Realized Loss on Foreign Currency Transactions	(364)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	2,408,685

Net Realized and Unrealized Gain on Investments	8,835,688

Net Increase in Net Assets Resulting from Operations	$9,788,479

(1)	Attributable to Class A Shares.
(2)	See Note 4 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2014	Year Ended July 31, 2013
Operations:
Net Investment Income	$952,791	$988,939
Net Realized Gain on Investments and Foreign Currency Transactions	6,427,003	5,448,380
Net Change in Unrealized Appreciation/(Depreciation) on Investments	2,408,685	2,218,903

Net Increase in Net Assets Resulting from Operations	9,788,479	8,656,222

Dividends and Distributions from:
Net Investment Income
Institutional Class Shares	(1,198,276)	(1,039,999)
Class A Shares	(82,629)	(83,244)

Total from Net Investment Income	(1,280,905)	(1,123,243)

Net Realized Gains
Institutional Class Shares	(1,290,887)	—
Class A Shares	(114,384)	—

Total from Net Realized Gains	(1,405,271)	—

Total Dividends and Distributions	(2,686,176)	(1,123,243)

Capital Share Transactions(1)
Institutional Class Shares
Issued	1,290,590	2,688,608
Reinvestment of Distributions	1,831,650	646,781
Redeemed	(2,584,208)	(5,847,302)

Net Institutional Class Capital Share Transactions	538,032	(2,511,913)

Class A Shares
Issued	2,272,854	138,117
Reinvestment of Distributions	184,825	76,305
Redeemed	(1,649,084)	(447,036)

Net Class A Capital Share Transactions	808,595	(232,614)

Net Increase/(Decrease) From Capital Share Transactions	1,346,627	(2,744,527)

Total Increase in Net Assets	8,448,930	4,788,452

Net Assets:
Beginning of Year	64,014,170	59,225,718

End of Year (including undistributed net investment income of $3 and $397,362, respectively)	$72,463,100	$64,014,170

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Years
	Institutional Class Shares
	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2010
Net Asset Value, Beginning of Year	$10.28	$9.09	$8.52	$6.83	$6.52

Income from Operations:
Net Investment Income(1)	0.15	0.16	0.17	0.17	0.16
Net Realized and Unrealized Gain on Investments	1.43	1.21	0.57	1.64	0.27

Total from Operations	1.58	1.37	0.74	1.81	0.43

Dividends and Distributions from:
Net Investment Income	(0.21)	(0.18)	(0.17)	(0.12)	(0.12)
Net Realized Gains	(0.23)	—	—	—	—

Total Dividends and Distributions	(0.44)	(0.18)	(0.17)	(0.12)	(0.12)

Net Asset Value, End of Year	$11.42	$10.28	$9.09	$8.52	$6.83

Total Return†	15.89%	15.29%	8.90%	26.62%	6.58%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$65,732	$58,605	$54,222	$52,123	$48,929
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.31%	1.37%	1.44%	1.44%	1.42%
Ratio of Net Investment Income to Average Net Assets	1.45%	1.67%	2.07%	2.13%	2.27%
Portfolio Turnover Rate	85%	103%	95%	84%	89%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
(1)	Per share data calculated using average shares method.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Years
	Class A Shares
	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012^	Year Ended July 31, 2011	Year Ended July 31, 2010
Net Asset Value, Beginning of Year	$10.29	$9.09	$8.52	$6.83	$6.53

Income from Operations:
Net Investment Income(1)	0.13	0.13	0.16	0.15	0.14
Net Realized and Unrealized Gain on Investments	1.42	1.23	0.56	1.64	0.26

Total from Operations	1.55	1.36	0.72	1.79	0.40

Dividends and Distributions from:
Net Investment Income	(0.18)	(0.16)	(0.15)	(0.10)	(0.10)
Net Realized Gains	(0.23)	—	—	—	—

Total Dividends and Distributions	(0.41)	(0.16)	(0.15)	(0.10)	(0.10)

Net Asset Value, End of Year	$11.43	$10.29	$9.09	$8.52	$6.83

Total Return†	15.58%	15.11%	8.64%	26.31%	6.14%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$6,731	$5,409	$5,003	$2,626	$2,527
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.56%	1.62%	1.69%	1.69%	1.67%
Ratio of Net Investment Income to Average Net Assets	1.24%	1.42%	1.84%	1.87%	2.03%
Portfolio Turnover Rate	85%	103%	95%	84%	89%

†	Returns shown do not reflect the sales charge or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
^	Effective September 12, 2011, all existing Investor Class Shares of the Reaves Utilities and Energy Infrastructure Fund were reclassified as Class A Shares.
(1)	Per share data calculated using average shares method.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with forty funds. The financial statements herein are those of the Reaves Utilities and Energy Infrastructure Fund (the “Fund”), formerly the Reaves Select Research Fund. The financial statements of the remaining funds of the Trust are presented separately. The investment objective of the Fund is total return from income and capital growth. The Fund is a diversified fund, and invests primarily in securities of domestic and foreign public utility and energy companies, with a concentration (at least 80% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2014, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities.
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

During the year ended July 31, 2014, there have been no changes to the Fund’s fair value methodologies, no Level 3 assets and liabilities, and there have been no transfers between Level 1 and Level 2 assets and liabilities. As of July 31, 2014, all the investments for the Fund were classified as Level 1. For details of investment classifications, reference the Schedule of Investments.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended July 31, 2014, the Fund did not incur any interest or penalties relating to unrecognized tax benefits.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer,

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund’s Institutional Class has established a policy of a $0.04 minimum quarterly distribution. To the extent such distributions are in excess of net investment income, they are deemed to be paid from short-term or long-term gains to the extent such gains are available. To the extent these amounts are not available; distributions are deemed to be paid from capital. Any net realized capital gains are distributed to shareholders at least annually.

3.	Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

4.	Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an amended Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:

0.12% on the first $300 million of the Fund’s average daily net assets; 0.08% on the next $200 million of the Fund’s average daily net assets; and 0.06% on the Fund’s average daily net assets over $500 million.

The Fund is subject to a minimum annual fee of $125,000. Additionally, the minimum annual fee for the Fund will be increased by $12,000 for each additional class of shares established after the initial class of shares.

The Fund has adopted a Distribution Plan (the “Plan”) for Class A Shares. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average net assets attributable to Class A Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2014, the Fund earned credits of $34, which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, W. H. Reaves & Co., Inc. (the “Adviser”), provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund’s total annual operating expenses from exceeding 1.30% and 1.55% of the Institutional and Class A Shares’ average daily net assets, respectively. The Adviser may discontinue the expense limitation at any time. In

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. As of July 31, 2014, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $80,856, expiring in 2015, $45,399, expiring in 2016, and $5,192, expiring in 2017. During the year ended July 31, 2014, there has been no recoupment of previously waived and reimbursed fees.

6.	Share Transactions:

	Year Ended July 31, 2014	Year Ended July 31, 2013
Share Transactions:
Institutional Class Shares
Issued	122,469	294,291
Reinvestment of Distributions	178,850	69,817
Redeemed	(245,917)	(630,207)

Net Institutional Class Capital Share Transactions	55,402	(266,099)

Class A Shares
Issued	205,599	14,549
Reinvestment of Distributions	18,018	8,238
Redeemed	(160,523)	(47,150)

Net Class A Capital Share Transactions	63,094	(24,363)

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	118,496	(290,462)

7.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments, for the year ended July 31, 2014 were $57,023,738 and $55,342,706, respectively. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily due to reclassifications of distributions and basis adjustments on MLPs have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(69,245)	$71,941	$(2,696)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended July 31, 2014 and 2013 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2014	$1,806,268	$879,908	$2,686,176
2013	1,123,243	—	1,123,243

As of July 31, 2014, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$985,188
Undistributed long-term capital gains	3,676,052
Unrealized Appreciation	13,025,255
Other Temporary Differences	4

Total Distributable Earnings	$17,686,499

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. During the fiscal year ended July 31, 2014, the Fund utilized $349,366 of capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at July 31, 2014 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$59,013,303	$13,797,244	$(771,989)	$13,025,255

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

9.	Concentration/Risks:

The Fund has adopted a policy to concentrate its investments (at least 80% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. To the extent that the Fund’s investments are focused in issuers conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries.

10.	Other:

At July 31, 2014, 13% of total Institutional Class Shares outstanding were held by one record shareholder owning 10% or greater of the aggregate total shares outstanding and 55% of total Class A Shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11.	Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of July 31, 2014.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and Shareholders of Reaves Utilities and Energy Infrastructure Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reaves Utilities and Energy Infrastructure Fund (one of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reaves Utilities and Energy Infrastructure Fund at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 29, 2014

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THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, ages, positions with the Trust, lengths of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act

Name, Address, Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]
INTERESTED BOARD MEMBERS[3]
ROBERT A. NESHER 67 yrs. old	Chairman of the Board of Trustees	(Since 1991)
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee	(Since 1991)
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-342-7058. The following chart lists Trustees and Officers as of July 31, 2014.

Principal Occupation(s) During Past 5 Years	Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member[4]

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of the Advisors’ Inner Circle Fund III and O’Connor Equus since 2014, President and Chief Executive Officer of SEI Structured Credit Fund, L.P. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, L.P. June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.	40

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of SEI Alpha Strategy Portfolio, LP to 2013.

Self-employed Consultant since 2003; Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976-2003; counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	40

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. And SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003. Chairmain of the Board of Trustees of the Advisor’s Inner Circle Fund III and O’Connor EQUUS since 2014.

Former Directorship: Director of SEI Alpha Strategy Portfolio, LP to 2013.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address[1], Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]
INDEPENDENT BOARD MEMBERS
GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee	(Since 1999)
BRUCE SPECA 58 yrs. old	Trustee	(Since 2011)
JOSEPH T. GRAUSE, JR. 62 yrs. old	Trustee	(Since 2011)
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

Principal Occupation(s) During Past 5 Years	Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member[5]

Retired since January 2012. Self-Employed Consultant, Newfound Consultants, Inc. April 1997 to December 2011.	40

Current Directorships: Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013.

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	40	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	40	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and The KP Funds. Director, The Korea Fund, Inc.
5	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address[1], Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]
INDEPENDENT BOARD MEMBERS (continued)
BETTY L. KRIKORIAN 71 yrs. old	Trustee	(Since 2005)
MITCHELL A. JOHNSON 72 yrs. old	Trustee	(Since 2005)
JOHN K. DARR 69 yrs. old	Trustee	(Since 2008)

OFFICERS
MICHAEL BEATTIE 49 yrs. old	President	(Since 2011)
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

Principal Occupation(s) During Past 5 Years	Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Board Member/Officer[3]

Vice President Compliance AARP Financial, Inc. since 2008-2010. Self-employed Legal and Financial Services Consultant since 2003.	40	Trustee of The Advisors’ Inner Circle Fund, Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Retired. Private investor and self-employed consultant (strategic investments) since 1994	40

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios LP to 2013.

Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	40	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Banks of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.

Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	N/A	None
3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address[1], Age	Position(s) Held with the Trust	Term of Office and Length of Time Served
OFFICERS (continued)
RAMI ABDEL-RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer	(Since 2014)
RUSSELL EMERY 51 yrs. old	Chief Compliance Officer	(Since 2006)
DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary	(Since 2011)
JOHN Y. KIM 33 yrs. old	Vice President and Assistant Secretary	(since 2014)
LISA WHITTAKER 36 yrs. old	Vice President and Assistant Secretary	(Since 2013)
JOHN MUNCH 43 yrs. old	Vice President and Assistant Secretary	(Since 2012)
EDWARD McCUSKER 30 yrs. old	Privacy Officer AML Officer	(Since 2013) (Since 2013)
1	The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2014

Principal Occupation(s) During Past 5 Years	Number of Funds in The Advisors’ Inner Circle Fund II Overseen by Board Member	Other Directorships Held by Officer

Director, SEI Investments, Fund Accounting since June 2014. Fund Accounting Director, BNY Mellon, from 2006 to 2014.	N/A	N/A
Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund III, Bishop Street Funds, The KP Funds, New Covenant Funds, SEI Insurance Products Trust. Chief Compliance officer of SEI Opportunity Fund, LP until 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP until September 2013. Chief Compliance Officer of SEI Opportunity Fund,L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.	N/A	N/A
Counsel at SEI Investments since 2010; Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.	N/A	N/A
Attorney SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014).	N/A	N/A
Attorney, SEI Investments Company (2012-Present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker, Biddle & Reath LLP (2006-2011).	N/A	N/A
Attorney at SEI Investments Company since 2001.	N/A	N/A
SEI’s Private Trust Company 2006-2008. SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.	N/A	N/A

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 2/1/2014	Ending Account Value 7/31/2014	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class	$1,000.00	$1,104.30	1.30%	$6.78
Class A	1,000.00	1,102.00	1.55	8.08
Hypothetical Fund Return
Institutional Class	$1,000.00	$1,018.35	1.30%	$6.51
Class A	1,000.00	1,017.11	1.55	7.75
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2014 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2014 taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2014, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Corporate Total Distributions	Qualifying for Dividends Received Deduction (1)	Qualifying Dividend Income (2)	Interest Related Dividend (3)	Short-Term Capital Gain Dividends (4)
32.76%	67.24%	100.00%	72.41%	79.44%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and it’s reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(3)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution for the calendar year ended 2013. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through “Interest Related Dividend” expired after 12/31/13.
(4)	The percentage in this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distributions for the calendar year ended 2013 that is exempted from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through “Short Term Capital Gain Dividend” expired after 12/31/13.

Reaves Utilities and Energy Infrastructure Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

W.H. Reaves & Co, Inc.

doing business as Reaves Asset Management

10 Exchange Place

18th Floor

Jersey City, NJ 07302

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

WHR-SA-001-1000

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

	2014			2013
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$508,490	N/A	N/A	$458,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	$2,740	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2014	2013
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $10,500 and $13,240 for 2014 and 2013, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 7, 2014

By (Signature and Title)	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman
Treasurer, Controller and
Chief Financial Officer
Date: October 7, 2014